Exhibit 10.26

AMENDMENT No. 1 TO THIRD AMENDED EQUITY FINANCING AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Third Amended Equity Financing Agreement dated July 21, 2025 is by and between DarkPulse, Inc., a Delaware corporation (the “Company”), on the one hand, and GHS Investments LLC, a Nevada limited liability company (the “GHS”), on the other hand. The Company and the GHS will be referred to individually as a “Party” and collectively as the “Parties.” Any capitalized terms not defined in this Amendment will have the meaning set forth in the Third Amended Equity Financing Agreement dated August 14, 2024, by and between the Company and GHS (the “Agreement”), attached hereto as Exhibit A.

RECITALS

WHEREAS, on August 14, 2024 (the “Effective Date”), the Company and GHS entered into the Agreement;

WHEREAS, the term of the Agreement is for twelve (12) months from the Effective Date (the “Termination Date”); and

WHEREAS, the Parties wish to amend the Termination Date to thirty (30) months from the Effective Date to February 14, 2027.

THEREFORE, in consideration of the foregoing recitals, mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as set forth below.

AGREEMENT

1.                   Revised Term. Pursuant to Section 11.6 of the Agreement, the first paragraph of the RECITALS section of the Agreement is hereby amended so that, as amended, such section of the Agreement reads as follows:

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Investor shall invest up to Thirty Million Dollars ($30,000,000) (the "Commitment Amount"), over the course of thirty (30) months immediately following the Effective Date (the “Contract Period”) to purchase the Company’s common stock, par value $0.0001 per share (the “Common Stock”);

Pursuant to Section 11.6 of the Agreement, Section 8.2 of the Agreement is hereby amended so that, as amended, such section of the Agreement reads as follows:

8.2 thirty (30) months from the date of this Agreement's execution have elapsed.

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2.                   No Other Changes. Except as amended hereby, the Agreement will continue to be, and will remain, in full force and effect. Except as provided herein, this Amendment will not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement or (ii) to prejudice any right or rights which the Parties may now have or may have in the future under or in connection with the Agreement or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

3.                   Authority; Binding on Successors. The Parties represent that they each have the authority to enter into this Amendment. This Amendment will be binding on, and will inure to the benefit of, the Parties to it and their respective heirs, legal representatives, successors, and assigns.

4.                   Governing Law and Venue. This Amendment and the rights and duties of the Parties hereto will be construed and determined in accordance with the terms of the Agreement.

5.                   Incorporation by Reference. The terms of the Agreement, except as amended by this Amendment, are incorporated herein by reference and will form a part of this Amendment as if set forth herein in their entirety.

6.                   Counterparts; Execution. This Amendment may be executed in any number of counterparts and all such counterparts taken together will be deemed to constitute one instrument. Delivery of an executed counterpart of this Amendment by email will be equally as effective as delivery of a manually executed counterpart of this Amendment.

[Signature Page to Follow]

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IN WITNESS WHEREOF, each of the undersigned has executed this Amendment the respective day and year set forth below:

COMPANY:	DarkPulse, Inc.

Date: July 21, 2025	By	/s/ Dennis O’Leary
Dennis O’Leary, CEO

GHS:	GHS Investments LLC

Date: July 21, 2025	By	/s/ Mark Grober
Mark Grober, Member

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EXHIBIT A

Third Amended Equity Financing Agreement dated August 14, 2024

[See Attached]

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